UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 30, 2016

                   PATRIOT TRANSPORTATION HOLDING, INC.

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           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36605	    47-2482414
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	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              September 30, 2016



Item 7.01  REGULATION FD DISCLOSURE


    On September 30, 2016, a subsidiary of Patriot Transportation Holding, Inc. (the "Company") granted to the state of Florida a restrictive easement over the Company's 25.2 acre terminal facility in Tampa, Florida. The restrictive easement prohibits residential development on the site and prohibits hotel development on a portion of the site. The Company received $1,330,433 as compensation for the easement and expects that the transaction will result in a $1,277,243 pre-tax gain on operating profit.









                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  October 10, 2016	        By:  /s/ John D. Milton, Jr.
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				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer